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                                                        Exhibit 23(a)



                 Consent of Independent Certified Public Accountants
                 ---------------------------------------------------



The Board of Directors
The Travelers Insurance Company



We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                              KPMG Peat Marwick LLP


Hartford, Connecticut
April 9, 1997